UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

ZAI LAB LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38205	98-1144595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4560 Jinke Road Bldg. 1, Fourth Floor Pudong Shanghai, China	201210

314 Main Street 4th Floor, Suite 100 Cambridge, MA, USA	02142
(Address of principal executive offices)	(Zip Code)

+86 21 6163 2588

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

American Depositary Shares, each representing 10 Ordinary Shares, par value $0.000006 per share	ZLAB	The Nasdaq Global Market
Ordinary Shares, par value $0.000006 per share*	9688	The Stock Exchange of Hong Kong Limited

*   Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report on Form 8-K, on June 22, 2022, at the 2022 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Zai Lab Limited (the “Company”), the Company’s shareholders approved the Zai Lab Limited 2022 Equity Incentive Plan (the “2022 Plan”), which was previously approved by the Company’s Board of Directors (the “Board of Directors”), conditioned on and subject to the dual-primary listing of the Company on the Main Board of The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) becoming effective. The 2022 Plan is intended to replace the Zai Lab Limited 2017 Equity Incentive Plan (the “2017 Plan”) and is substantially similar to the 2017 Plan, but reflects changes (i) to increase the number of shares reserved for issuance under our equity incentive plans, (ii) required or recommended by the Hong Kong Stock Exchange in connection with the Company’s conversion to dual-primary listing status on the Hong Kong Stock Exchange, (iii) in connection with the recent share subdivision approved by the Company’s shareholders and effected as of March 30, 2022, and (iv) in connection with updates to the U.S. Internal Revenue Code of 1986, as amended.

The 2022 Plan will become effective following the dual-primary listing of the Company on the Main Board of the Hong Kong Stock Exchange becoming effective, following which time no new grants will be made under the 2017 Plan or the Zai Lab Limited 2015 Omnibus Equity Incentive Plan (the “2015 Plan”). Awards already granted under the 2017 Plan or the 2015 Plan will remain in full force and effect pursuant to the terms and conditions of the 2017 Plan and 2015 Plan, respectively, as if the 2017 Plan and 2015 Plan had not been amended or terminated. The 2022 Plan will be subject to the requirements under Chapter 17 of the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (“HK Listing Rules”). The Company’s officers and directors are among the persons eligible to receive awards under the 2022 Plan in accordance with the terms and conditions thereunder.

Additional information about the 2022 Plan is included in the Company’s definitive proxy statement for the Annual General Meeting filed with the Securities and Exchange Commission on May 2, 2022 (the “Proxy Statement”) under the caption “Proposal 11: Approval of the Zai Lab Limited 2022 Equity Incentive Plan, Conditioned on and Subject to the Dual-primary Listing of the Company on the Main Board of the Hong Kong Stock Exchange Becoming Effective,” which summary is incorporated herein by reference. The foregoing description of the 2022 Plan is qualified by reference to the full text of the 2022 Plan, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report on Form 8-K, on June 22, 2022, at the Annual General Meeting, the Company’s shareholders approved amending and restating the Company’s Fifth Amended and Restated Memorandum and Articles of Association (the “Current Articles”) with the Sixth Amended and Restated Memorandum and Articles of Association (the “Amended Articles”), conditioned on and subject to the Company’s conversion to dual-primary listing status on the Main Board of the Hong Kong Stock Exchange, to reflect changes required or recommended by the Hong Kong Stock Exchange in connection with the Company’s conversion to dual-primary listing status on the Hong Kong Stock Exchange and the recent share subdivision approved by shareholders and effected as of March 30, 2022. The Amended Articles will become effective following the dual-primary listing of the Company on the Main Board of the Hong Kong Stock Exchange becoming effective.

Additional information about the Amended Articles is included in the Proxy Statement under the caption “Proposal 10: Adoption of the Sixth Amended and Restated Memorandum and Articles of Association, Conditioned on and Effective Upon the Effective Date of the Company’s Conversion to Dual-Primary Listing on the HKEx,” which information is incorporated herein by reference. The foregoing description of the Amended Articles is qualified by reference to the full text of the Amended Articles, a copy of which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 22, 2022, the Company held the Annual General Meeting, which was an annual general meeting of the shareholders. Holders of a total of 915,320,832 ordinary shares of the Company, constituting more than one-tenth of all voting share capital of the Company in issue as of the record date of April 25, 2022, were present in person (by virtual attendance) or by proxy at the Annual General Meeting.

The matters set forth below were voted on by the Company’s shareholders and approved at the Annual General Meeting. Detailed descriptions of each proposal and the applicable voting procedures at the Annual General Meeting are contained in the Proxy Statement. Proposals 1 to 14 in the notice of the Annual General Meeting were approved at the Annual General Meeting. For Proposal 15, the Company’s shareholders voted for an advisory vote on named executive officer compensation to be held every year. The final voting results for each matter submitted to a vote of shareholders at the Annual General Meeting are as follows:

Proposal 1:

(1)

AS AN ORDINARY RESOLUTION: to re-elect Samantha (Ying) Du to serve as a director until the 2023 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal.

For	Against	Abstentions	Broker Non-votes
897,105,152	13,753,760	4,461,920	—

Accordingly, this Proposal 1 was carried as an ordinary resolution.

Proposal 2:

(2)

AS AN ORDINARY RESOLUTION: to re-elect Kai-Xian Chen to serve as a director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-votes
912,147,972	1,932,000	1,240,860	—

Accordingly, this Proposal 2 was carried as an ordinary resolution.

Proposal 3:

(3)

AS AN ORDINARY RESOLUTION: to re-elect John D. Diekman to serve as a director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-votes
907,572,992	6,610,230	1,137,610	—

Accordingly, this Proposal 3 was carried as an ordinary resolution.

Proposal 4:

(4)

AS AN ORDINARY RESOLUTION: to re-elect Richard Gaynor to serve as a director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-votes
913,395,582	787,640	1,137,610	—

Accordingly, this Proposal 4 was carried as an ordinary resolution.

Proposal 5:

(5)

AS AN ORDINARY RESOLUTION: to re-elect Nisa Leung to serve as a director until the 2023 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal.

For	Against	Abstentions	Broker Non-votes
896,329,192	17,849,390	1,142,250	—

Accordingly, this Proposal 5 was carried as an ordinary resolution.

Proposal 6:

(6)

AS AN ORDINARY RESOLUTION: to re-elect William Lis to serve as a director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-votes
911,069,552	3,109,030	1,142,250	—

Accordingly, this Proposal 6 was carried as an ordinary resolution.

Proposal 7:

(7)

AS AN ORDINARY RESOLUTION: to re-elect Scott Morrison to serve as a director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-votes
745,805,607	168,201,166	1,236,220	—

Accordingly, this Proposal 7 was carried as an ordinary resolution.

Proposal 8:

(8)

AS AN ORDINARY RESOLUTION: to re-elect Lonnie Moulder to serve as a director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-votes
785,544,277	126,687,935	3,088,620	—

Accordingly, this Proposal 8 was carried as an ordinary resolution.

Proposal 9:

(9)

AS AN ORDINARY RESOLUTION: to re-elect Peter Wirth to serve as a director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

For	Against	Abstentions	Broker Non-votes
822,507,942	91,675,280	1,137,610	—

Accordingly, this Proposal 9 was carried as an ordinary resolution.

Proposal 10:

(10)

AS A SPECIAL RESOLUTION: to adopt the Sixth Amended and Restated Memorandum and Articles of Association of the Company in the form annexed to the Proxy Statement as Appendix A as described in the Proxy Statement, conditioned on and subject to the dual-primary listing of the Company on the Main Board of the Hong Kong Stock Exchange becoming effective.

For	Against	Abstentions	Broker Non-votes
915,248,322	54,560	17,950	—

Accordingly, this Proposal 10 was carried as a special resolution.

Proposal 11:

(11)	AS AN ORDINARY RESOLUTION: to approve the 2022 Plan, conditioned on and subject to the dual-primary listing of the Company on the Main Board of the Hong Kong Stock Exchange becoming effective.

For	Against	Abstentions	Broker Non-votes
699,250,682	216,044,660	25,490	—

Accordingly, this Proposal 11 was carried as an ordinary resolution.

Proposal 12:

(12)

AS AN ORDINARY RESOLUTION: to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm and auditor for the fiscal year ending December 31, 2022 for the Company’s annual consolidated financial statements filed with the U.S. Securities and Exchange Commission and its internal controls over financial reporting in accordance with the U.S. Securities Exchange Act of 1934, as amended and the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2022 submitted to the Hong Kong Stock Exchange in accordance with the HK Listing Rules, conditioned upon and subject to the Company’s receipt of the requisite approvals from the Hong Kong Stock Exchange and the Financial Reporting Council of Hong Kong.

For	Against	Abstentions	Broker Non-votes
915,308,102	1,310	11,420	—

Accordingly, this Proposal 12 was carried as an ordinary resolution.

Proposal 13:

(13)

AS AN ORDINARY RESOLUTION: within the parameters of Rule 13.36 of the HK Listing Rules, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares not exceeding 20% of the total number of issued ordinary shares of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, conditioned on and subject to dual-primary listing of the Company on the Main Board of the Hong Kong Stock Exchange becoming effective and other conditions described in the Proxy Statement.

For	Against	Abstentions	Broker Non-votes
560,367,595	354,058,457	894,780	—

Accordingly, this Proposal 13 was carried as an ordinary resolution.

Proposal 14:

(14)	AS AN ORDINARY RESOLUTION: to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstentions	Broker Non-votes
803,515,252	111,065,890	739,690	—

Accordingly, this Proposal 14 was carried as an ordinary resolution.

Proposal 15:

(15)	AS AN ORDINARY RESOLUTION: to hold an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

One Year	Two Years	Three Years	Abstentions	Broker Non-votes
490,992,637	23,060	358,326,306	18,560	—

Accordingly, the Company’s shareholders voted for an advisory vote on named executive officer compensation to be held every year.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Sixth Amended and Restated Memorandum and Articles of Association of Zai Lab Limited

10.1	Zai Lab Limited 2022 Equity Incentive Plan

104	The cover page of this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAI LAB LIMITED

By:	/s/ Samantha Du
Samantha Du
Chief Executive Officer

Date: June 22, 2022